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                                                                   EXHIBIT 10.15
                             ASSUMPTION AGREEMENT


          BY THIS ASSUMPTION AGREEMENT ("Assumption Agreement") dated as of December 29, 1994, CPS SYSTEMS, INC., a Texas corporation ("CPS"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

                           ARTICLE I - INTRODUCTION

          1.1 CPS Acquisitions, Inc., a Georgia corporation ("Acquisition"), as borrower, and Lender, as lender, entered into a Term Loan Agreement (as from time to time renewed, amended, restated or replaced, "Term Loan Agreement") dated as of December 29, 1994, pursuant to which Assignee has loaned to Acquisition a principal sum not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) ("Term Loan"). As contemplated by the terms of the Term Loan Agreement, Acquisition has merged into Debtor and, by operation of law, Debtor has assumed all of the obligations and succeeded to all of the rights, title and interest of Acquisition in, to and under the Term Loan Agreement and the documents which pertain thereto.

          1.2 Lender has required that Acquisition assume all of the obligations of Acquisition under and agree to be bound by all of the terms and conditions of the Term Loan Agreement and all other documents evidencing, securing or otherwise pertaining to the Term Loan.

          1.3 Borrower, as borrower, and Lender, as lender, entered into a Revolver Loan and Security Agreement (as from time to time renewed, amended, restated or replaced, "Revolver Loan Agreement") dated as of December 29, 1994, pursuant to which Assignee has agreed to loan to Company in a form of Revolving Line of Credit a principal sum not to exceed One Million Dollars ($1,000,000) ("Revolver Loan") at any time.

                            ARTICLE II - AGREEMENT

          2.1 Assumption by Borrower. Borrower hereby assumes and agrees to pay
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and perform all the obligations ("Assumed Obligations") of Acquisition at the times, in the amounts, and in the manner as provided in the Term Loan Documents, and to comply and be bound by all the terms and conditions of the Term Loan Documents, as amended hereby, upon the same terms and with the same effect as though Borrower had originally joined in the execution of the Term Loan Documents. No payment or discharge of any of the Assumed Obligations or of any lien or security interest securing the Assumed Obligations is intended by this Assumption Agreement and all security for the Assumed Obligations shall continue in full force, unimpaired from the date of the execution, attachment and perfection of the Term Loan Documents pertaining thereto. Nothing

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contained herein and nothing done pursuant hereto shall affect or be construed to affect any warranties of title granted in the Term Loan Documents (except that any warranty that Acquisition is the owner of any collateral given to Lender as security for the Obligations shall be deemed to be changed so as to warrant that Borrower is the owner of such collateral) or to subordinate the priority of the liens, security interests, assignments and charges granted under the Term Loan Documents to other liens, security interests, assignments and charges of any kind.

          2.2 Representations and Warranties of Borrower.
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                  (a) Borrower makes to Lender as of the date hereof all of the representations and warranties made by Acquisitions and set forth in the Term Loan Documents.

                  (b) Borrower represents and warrants to Lender as follows:

                           (i) it has good right and power to execute and
                  deliver this Assumption Agreement and to perform its obligations hereunder;

                           (ii) all action necessary and required by its
                  governing documents and all applicable laws for the execution and delivery of this Assumption Agreement has been duly and effectively taken;

                           (iii) this Assumption Agreement is and shall be
                  legal, binding and enforceable against it in accordance with its terms;

                           (iv) the execution and delivery of this Assumption
                  Agreement and the performance of all its obligations under such this Assumption Agreement do not violate, constitute a default under, result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, the terms of any provision of: any law, regulation, judgment, decree, order, franchise or permit applicable to it; its governance documents; or any contract or instrument to which it is a party or by which it or its assets are bound;

                           (v) no consent of any government or agency thereof,
                  or any other person, firm or entity not a party hereto is or will be required as a condition to the execution and delivery of this Assumption Agreement;

                           (vi) there does not exist any Incipient Default or
                  Event of Default (as such terms are defined in the Term Loan Documents); and

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                           (vii) Lender has performed and is not in default of
                  its obligations under the Term Loan Documents, and there are no offsets, defenses or counterclaims with respect to any of the Obligations of Borrower under the Term Loan Documents.

          2.3 Further Assurances. Borrower will execute and deliver such further
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instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Assumption Agreement and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Assumption Agreement and the Term Loan Documents.

          2.4 Confirmation by Borrower of Liens, Etc. Borrower confirms in favor
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of Lender all liens, security interests, assignments and charges granted to
Lender under the Term Loan Documents, including, without limiting the generality of the foregoing, mortgages, grants, conveys and assigns, and grants a security interest in the Collateral (as defined in the Term Loan Agreement) to Lender. Borrower shall deliver and perfect in Lender such liens, security interests and assignments and other charges as are required pursuant to the terms of the Term Loan Agreement.

          2.5 No Modification or Waiver. This Assumption Agreement may not be
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modified or any of its terms waived except in a writing duly executed by the parties sought to be charged with the effect thereof.

          2.6 Severability. If any one or more of the provisions of this
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Assumption Agreement is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of this Assumption Agreement shall not be in any respect impaired.

          2.7 Entire Agreement. This Assumption Agreement constitutes the entire
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agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral understandings and agreements between the parties in connection therewith.

          2.8 Schedules and Exhibits. All schedules and exhibits referred to
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herein are herein incorporated by this reference.

          2.9 Counterpart Execution. This Assumption and Amendment may be
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executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

          2.10 Governing Law; Waiver of Jury Trial. This Assumption and
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Amendment has been delivered to Lender in the State of Arizona and

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shall be governed by the choice of law, process, jurisdiction and venue set forth in the Term Loan Agreement.

          2.11 Ratification of Documents. Borrower and Lender hereby ratify and
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confirm the Term Loan Documents, as amended hereby, and, except as expressly amended hereby, the Term Loan Documents shall remain in full force and effect.

          2.12 Conflict. In the event of a conflict between the representations,
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warranties and covenants of Company contained in the Term Loan Agreement and the representations, warranties and covenants set forth in the Revolver Loan Agreement, the provisions imposing the greatest obligations upon Borrower in granting the most expansive rights to Lender shall control.

         IN WITNESS WHEREOF this instrument is executed to be effective as of the date set forth above


"Borrower"                              CPS SYSTEMS, INC. TEXAS
                                        corporation

                                        By: /s/ Paul E. Kana
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                                        Type/Print Name: Paul E. Kana
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                                        Title: President
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"LENDER"                                GREYHOUND FINANCIAL CORPORATION,a
                                        Delaware corporation

                                        By: /s/ Patricia Murray
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                                        Type/Print Name: Patricia Murray
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                                        Title: Vice President
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